                                                                  EXHIBIT 10.133

RECORDATION REQUESTED BY:

     Bank One, NA with its main office in Chicago, Illinois
     1301 S. Bowen Rd.
     Arlington, TX 76013

WHEN RECORDED MAIL TO:

     Banc One Operations Services
     P.O. Box 901094
     Fort Worth, TX 76101-2094
________________________________________________________________________________

BANKONE

                            MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT ("Agreement") is executed to be effective as of AUGUST 20, 2001, by COLONIAL FULL SERVICE CAR WASH, INC., whose address is 1000 CRAWFORD PLACE, SUITE 400, MT. LAUREL, NJ 08054-3932 (referred to below as "Grantor") and Bank One, NA with its main office in Chicago, Illinois (referred to below as "Lender"), whose address is 1301 S. Bowen Rd., Arlington, TX 76013.

                                  WITNESSETH:

WHEREAS, a loan ("Loan") was made to Grantor in the amount of $2,216,000.00, evidenced by a promissory note (as renewed, extended or modified, the "Note") dated October 16, 1996, executed and delivered by Grantor in the principal amount of the Loan (the Note being more fully described in the Deed of Trust); and

WHEREAS, Grantor executed and delivered a deed of trust (as renewed, extended or modified, the "Deed of Trust") dated October 16, 1996, to trustee for the benefit of Lender, which is recorded in the Real Property Records of TARRANT County, Texas RECORDED OCTOBER 24, 1996 IN TARRANT COUNTY CLERK'S OFFICE VOLUME 12558, PAGES 0012-0038 covering the following real property:

     LOT 4, BLOCK 19, OVERTON SOUTH ADDITION TO THE CITY OF FORT WORTH, TARRANT COUNTY, TEXAS, ACCORDING TO PLAT RECORDED IN VOLUME 388-210, PAGE 40 DEED RECORDS OF TARRANT COUNTY, TEXAS,

together with all improvements, appurtenances, other properties (whether real or personal), rights and interests described in and encumbered by the Deed of Trust (collectively, the "Property"), to secure the payment of the Note and performance of the other obligations set forth in the Note, Deed of Trust and all credit agreements, loan agreements, guaranties, security agreements, mortgages, deeds of trust and all other instruments, agreements and documents, whether now or hereinafter existing, executed in connection with the Loan (the Note, Deed of Trust and such other instruments, agreements and documents collectively known herein as the "Related Documents"); and

WHEREAS, Lender is the owner and holder of the Note, Deed of Trust and the other Related Documents; and

WHEREAS, the parties hereto now propose to modify certain of the terms and provisions of the Note, the Deed of Trust and the other Related Documents as provided herein.

NOW THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Maturity Date. The maturity date of the Note shall be August 20, 2004 ("Maturity Date"), when the unpaid principal balance of the note, together with all accrued but unpaid interest thereon, shall be due and payable. Grantor hereby renews and modifies, but does not extinguish, the Note and the liens, security interests and assignments created and evidenced by the Deed of Trust.

     Interest Rate. As of the effective date hereof, interest on the principal balance of the Note from time to time remaining unpaid prior to maturity shall be payable at the following rate:

     The interest rate on this Note is subject to fluctuation based upon the Prime Rate of interest in effect from time to time (the "Index") (which rate may not be the lowest, best or most favorable rate of interest which Lender may charge on loans to its customers). "Prime Rate" shall mean the rate announced from time to time by Lender as it prime rate. Each change in the rate to be charged on this Note will become effective without notice on the same day as the Index changes. Except as otherwise provided herein, the unpaid principal balance of this Note will accrue interest at a rate per annum which will from time to time be equal to the sum of the Index, plus 0.250%. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law. If at any time any interest rate to be charged hereunder that is based on the Index is greater than the maximum rate allowed by applicable law, thereby causing the interest rate on this Note to be limited to the maximum rate allowed by applicable law, any subsequent reduction in the Index will not reduce the rate of interest on this Note below the maximum rate allowed by applicable law until the total amount of interest accrued on this Note equals the amount of interest that would have accrued on this Note if the interest rate based on the Index had at all times been in effect. For purposes of this Agreement, the "maximum rate allowed by applicable law" means the greater of (a) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this Agreement, or
     (b) the "Weekly Rate Ceiling" as referred to in Section 303.201 of the Texas Finance Code, as supplemented by the Texas Credit Title. Whenever increases occur in the interest rate, Lender at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment. Under no circumstances shall the interest rate charged, collected or contracted for on the Note exceed the maximum rate permitted by law. If such maximum rate of interest changes after the date hereof and the Note is accruing interest at a fluctuating rate, the maximum rate permitted by law shall be automatically increased or decreased, as the case may be, without notice from time to time as of the effective date of each change in such maximum rate.

     Payment Terms. The Note, as modified hereby, shall be payable as follows:
     The principal of and interest on this Note shall be due and payable in 35 equal monthly installments in the amount of $23,441.77 each, commencing on September 20, 2001, and continuing on the same day of each month thereafter, with one final installment in the amount of the principal balance then outstanding, together with all accrued but unpaid interest, being due and payable on August 20, 2004. The amount of each of the foregoing scheduled payments includes principal and interest.

Grantor hereby expressly promises to pay to the order of Lender the principal amount of the Note and all accrued but unpaid interest now or hereafter to become due and payable under the Note, as modified hereby.

Current Note Balance. As of the effective date hereof, the outstanding principal balance of the Note is $1,797,918.91.

Acknowledgment. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of any party to the Related Documents. Grantor hereby acknowledges, agrees and represents that (a) Grantor is indebted to Lender pursuant to the terms of the Note, as modified hereby; (b) the liens, security interests and assignments of the respective dignity and priority recited in the Related Documents; (c) the lien of the Deed of Trust is hereby renewed and/or modified, as the case may be, so as to secure the payment of the Note, as modified hereby;
(d) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Related Documents and the obligations created or evidenced by the Related Documents; (e) there are no claims, offsets, defenses or counterclaims arising from any of Lender's acts or omissions with respect to the Property, the Related Documents or Lender's performance under the Related Documents or with respect to the Property; (f) the representations and warranties contained in the Related Documents are true and correct representations and warranties of Grantor and third parties, as of the date hereof; and (g) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Related Documents. For purposes of this Agreement, "Lender" shall include Lender's predecessors, successors, assigns, agents and present and former officers, directors, employees, and representatives and any persons or entities owned or controlled by, owning or controlling, or under common control or otherwise affiliated with, Lender.

No Waiver of Remedies. Except as may be expressly set forth herein, nothing contained in this Agreement shall prejudice, act as, or be deemed to be, a waiver of any right, remedy or recourse available to Lender by reason of the occurrence or existence of any fact, circumstances or event constituting a default under the Note or any other Related Documents.

Costs and Expenses. Contemporaneously with the execution and delivery hereof, Grantor shall pay, or cause to be paid, all costs and expenses incident to the recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, title insurance policy or endorsement premiums or other charges of any applicable title company, and reasonable fees and expenses, if applicable, of legal counsel to Lender.

Effectiveness of the Related Documents. Except as expressly modified by the terms and provisions hereof or provided herein to the contrary, each and every term and provision of the Note, Deed of Trust and other related Documents are hereby ratified and shall remain in full force and effect and the parties hereto covenant to observe, comply with and perform each of the terms and provisions of the Related Documents, as modified hereby; provided, however, that any reference in any of the Related Documents to the Loan, the amount constituting the Loan, any defined terms, or to any of the other Related documents shall be deemed, from and after the date hereof, to refer to the Loan, the amount constituting the Loan, the defined terms and to such other Related documents, as modified hereby. The parties hereto agree that the modification as provided herein shall in no manner vitiate, impair or affect the liens and security interests created and evidenced by the Deed of trust and the other Related Documents (except as expressly modified, amended, renewed and extended herein) and that such liens and security interests shall not be and are not in any manner released or waived; the purpose of this instrument being simply to modify the Note, Deed of Trust and the other Related Documents as expressly set forth herein.

Execution and Delivery of Agreement by Lender. Lender shall not be bound by this Agreement until (i) Lender has executed and delivered this Agreement, (ii) the other party(ies) to this Agreement have performed all of their obligations under this Agreement to be performed contemporaneously with the execution and delivery of this Agreement, (iii) if required by Lender, each guarantor of the Loan, if any, has executed and delivered to Lender a consent agreement, in form and substance satisfactory to Lender, and (iv) if required by Lender, the other party(ies) to the Agreement and each guarantor of the Loan, if any, have executed and delivered to Lender an arbitration resolution, an environmental questionnaire, and an environmental certification and indemnity agreement, all in form and substance satisfactory to Lender.

Binding Agreement. This Agreement shall be binding upon, and inure to the benefit of the heirs, executors, administrators, personal representatives, successors and assigns of the parties hereto.

Additional Documentation. From time to time, the other party(ies) to this Agreement shall execute or procure and deliver to Lender such other and further documents securing or pertaining to the loan or the Related Documents as shall be reasonably requested by Lender and to take and cause to be taken all such actions as Lender shall deem necessary or appropriate in connection with, or related to this Agreement and the transactions contemplated hereby, including, but not limited to, such actions as shall be necessary (a) to record this Agreement and any related instruments, document or agreement, (b) to cause an insurer satisfactory to Lender to issue a mortgagee policy of title insurance with respect to the lien of the Deed of Trust or, at Lender's sole option, an endorsement to any existing mortgagee policy of title insurance, such policy or endorsement to be in form and substance satisfactory to Lender, and (c) to satisfy appraisal and any other legal requirements under applicable law and/or in accordance with Lender's policies and procedures.

Governing Law. THE TERMS AND CONDITIONS HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

PREPAYMENT. Notwithstanding any contrary provision which may be contained in the note, Borrower shall have the right at any time and from time to time, to prepay all or any part of the principal of the Note, for which right Borrower shall also pay a penalty equal to a percentage of the prepayment amount. Prior to the first anniversary date of the Note, penalty shall be 3%. After the first anniversary date of the Note and after each successive anniversary date thereafter, the penalty previously in effect shall reduce by one percent (1%). Partial prepayments shall be applied to installments of principal in the inverse order of maturity and will not reduce the amount or time of payment of the remaining installments.

PAYMENT ADJUSTMENTS. Notwithstanding any other provisions of the Note, on each anniversary date of this Note prior to maturity beginning in 2002; each, an "Adjustment Date" , the amount of monthly installments of principal and interest thereafter due and payable shall be adjusted to an amount sufficient to amortize the unpaid principal balance on such Adjustment date (after giving effect to any payment due on such date), at the interest rate then in effect, in equal monthly installments of principal and interest over an assumed term which begins on such date and ends on the anniversary date of this Note in 2011 provided however, that in no event shall any monthly payment be less than the amount of the accrued but unpaid interest under this Note as of such payment due date.

EACH PARTY HERETO ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT, AND EACH AGREES TO ITS TERMS.

GRANTOR:

COLONIAL FULL SERVICE CAR WASH, INC.

BY:  /s/ Gregory M. Krzemien
     -----------------------
      GREGORY M. KRZEMIEN, TREASURER


LENDER:

Bank One, NA with its main office in Chicago, Illinois

BY:  /s/ Mark W. Warren
     ------------------
Name & Title: Mark W. Warren, Sr. Vice President
              ----------------------------------

________________________________________________________________________________
                           CORPORATE ACKNOWLEDGMENT

STATE OF New Jersey
COUNTY OF Gloucester

This instrument was acknowledged before me on August 6, 2001 by GREGORY M. KRZEMIEN, TREASURER of COLONIAL FULL SERVICE CAR WASH, INC., a Texas corporation, on behalf of said corporation.

                                       /s/ Holly J. Hensley
                                       ----------------------------------
                                       Notary Public, State of New Jersey
______________________________________________________________________________
                             LENDER ACKNOWLEDGMENT

STATE OF Texas
COUNTY OF Tarrant

This instrument was acknowledged before me on August 7, 2001 by Mark W. Warren, Sr. Vice President, of Bank One, NA with its main office in Chicago, Illinois, a national banking association, on behalf of said association.

                                           /s/ Brenda Via
                                         ---------------------------------------
                                         Notary Public, State of Texas

                           NOTICE OF FINAL AGREEMENT

-----------------------------------------------------------------------------------------------------------------
  Principal     Loan Date      Maturity     Loan No.     Call   Collateral      Account      Officer    Initials
$1,797,918.91    08-20-2001    08-20-2004                               410     1744079801       50945
-----------------------------------------------------------------------------------------------------------------

 References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-----------------------------------------------------------------------------------------------------------------

Borrower:  Colonial Full Service Car Wash, Inc.        Lender:  Bank One, NA with its main office in Chicago, Illinois
           1000 Crawford Place, Suite 400                       Arlington-Bowen Banking Center - Arlington
           Mt. Laurel, NJ 08054-3932                            1301 S. Bowen Rd.
                                                                Arlington, TX 76013

--------------------------------------------------------------------------------

 THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

 As used in this Notice, the following terms have the following meanings:

     Loan. The term "Loan" means a loan, an extension of credit or other financial accommodations, or the renewal, modification or extension of any of the foregoing, by Bank One, NA with its main office in Chicago, Illinois to Borrower for $1,797,918.91.

     Parties. The term "Parties" means Bank One, NA with its main office in Chicago, Illinois and any and all entities or individuals who are obligated to repay all or any part of the Loan or have pledged property as security for the Loan, including without limitation those parties signing below.

     Written Loan Agreement. The term "Written Loan Agreement" means any agreements, instruments or documents relating to the Loan that have been executed or may hereafter be executed by any of the Parties.
--------------------------------------------------------------------------------

This Notice of Final Agreement is given by Bank One, NA with its main office in Chicago, Illinois pursuant to Section 26.02 of the Texas Business and Commerce Code. Each Party who signs below, other than Bank One, NA with its main office in Chicago, Illinois, acknowledges, represents, and warrants to Bank One, NA with its main office in Chicago, Illinois that is has received, read and understood this Notice of Final Agreement. This Notice is dated August 20, 2001.

BORROWER:

COLONIAL FULL SERVICE CAR WASH, INC.

BY:  /s/ Gregory M. Krzemien
     -----------------------
      GREGORY M. KRZEMIEN, TREASURER

GUARANTOR:

MACE SECURITY INTERNATIONAL, INC.

BY:  /s/ Gregory M. Krzemien
     -----------------------
      GREGORY M. KRZEMIEN, TREASURER

LENDER:

Bank One, NA with its main office in Chicago, Illinois

BY:  /s/ Mark W. Warren
     ------------------
     Authorized Officer